UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026 (February 13, 2026)

Mag Magna Corp. (Exact name of registrant as specified in its charter)

000-56822	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Consulting Agreements

Since February 13, 2026, the Company has issued a total of 8,700,000 shares of common stock to 13 third-party consultants under separate consulting services agreements (the “Services Agreements”), pursuant to the 2026 Mag Magna Corp. Stock Incentive Plan and Registration Statement on Form S-8 (SEC File No. 333-293453), all of which consultants have been directed by the Company to perform various services in furtherance of the Company’s rare earth element strategies.

Each of the Services Agreements, the form of which is filed as Exhibit 10.1 to this Current Report, expressly states that the consultant shall not engage, directly or indirectly, in any activities related to a capital-raising transaction nor to the promotion or the maintaining of a market for the Company’s securities.

Additionally, 1,300,000 of such shares were issued to Eric Newlan (“Newlan”), managing member of Newlan Law Firm, PLLC, pursuant to a Legal Services Agreement (“Newlan Agreement”). Under the Newlan Agreement, Newlan is to provide corporate and securities law-related legal services on behalf of the Company through September 30, 2026. The shares issued to Newlan were valued at $0.077 per share, or $100,000, in the aggregate.

The Newlan Agreement expressly states that Newlan shall not engage, directly or indirectly, in any activities related to a capital-raising transaction nor to the promotion or the maintaining of a market for the Company’s securities.

The foregoing descriptions of the Services Agreements and the Newlan Agreement do not purport to be complete and are qualified in their entireties by reference to the full text of the Services Agreements and the Newlan Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein in their entireties by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of Consulting Services Agreement.
10.2	Legal Services Agreement between the Company and Eric Newlan dated March 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: March 18, 2026	By:	/s/ Jamal Khurshid
Jamal Khurshid
Chief Executive Officer

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